UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2013

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Indenture for 6.875% Senior Secured Notes due 2020

On October 7, 2013, Titan International, Inc. (“Titan” or the “Company”) issued $400,000,000 aggregate principal amount of 6.875% Senior Secured Notes due 2020 (the “Senior Secured Notes due 2020”) pursuant to an Indenture, dated as of October 7, 2013 (the “New Senior Secured Notes Indenture”), among the Company, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”) and as collateral trustee (the “Collateral Trustee”).

The Senior Secured Notes due 2020 will mature on October 1, 2020 and bear interest at the rate of 6.875% per annum. Titan may redeem all or a portion of the Senior Secured Notes due 2020 at any time on or after October 1, 2016, at a premium decreasing ratably to zero, plus accrued and unpaid interest. In addition, prior to October 1, 2016, Titan may redeem up to 35% of the aggregate principal amount of the Senior Secured Notes due 2020 at a redemption price of 106.875% of the principal amount, plus accrued and unpaid interest on the Senior Secured Notes due 2020 redeemed to the redemption date, with the net cash proceeds of one or more equity offerings by Titan; provided that: (1) at least 65% of the aggregate principal amount of Senior Secured Notes due 2020 originally issued under the New Senior Secured Notes Indenture (excluding Senior Secured Notes due 2020 held by Titan and its subsidiaries) remains outstanding immediately after the occurrence of such redemption; and (2) the redemption occurs within 180 days of the date of the closing of such equity offering. Titan may also redeem the Senior Secured Notes due 2020 at any time prior to October 1, 2016 at a price equal to 100% of the principal amount, plus accrued and unpaid interest and a make-whole premium.

The Senior Secured Notes due 2020 and the guarantees will be secured by first priority liens, subject to permitted liens, on certain collateral, which consists of Titan’s fee title, right and interest in and to the real estate on and buildings in which its manufacturing facilities are located, in Des Moines, Iowa; Freeport, Illinois; Quincy, Illinois; and Bryan, Ohio. The Senior Secured Notes due 2020 are guaranteed by certain of the Company’s subsidiaries that own the interest in such collateral, which consist of Titan Wheel Corporation of Illinois, an Illinois corporation; Titan Tire Corporation, an Illinois corporation; Titan Tire Corporation of Freeport, an Illinois corporation; and Titan Tire Corporation of Bryan, an Ohio corporation (collectively, the “Guarantors”). The New Senior Secured Notes Indenture contains covenants that, among other things, limit the ability of Titan and its restricted subsidiaries to incur additional indebtedness, make certain restricted payments, redeem stock or make other distributions, make certain investments, create liens, transfer or sell assets, merge or consolidate, and enter into transactions with Titan’s affiliates. These covenants are subject to a number of important and significant limitations, qualifications and exceptions. The New Senior Secured Notes Indenture also provides for customary events of default. In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to Titan, any significant restricted subsidiary or any group of restricted subsidiaries that, taken together, would constitute a significant restricted subsidiary, all Senior Secured Notes due 2020 then outstanding will become due and payable immediately without further action or notice.

The foregoing description is not complete and is qualified in its entirety by the New Senior Secured Notes Indenture, which is filed herewith as Exhibit 4.1 and incorporated herein by this reference.

Exchange and Registration Rights Agreement

On October 7, 2013, Titan and the Guarantors entered into an exchange and registration rights agreement with Goldman Sachs & Co. and Jefferies LLC, as representatives of the initial purchasers of the Senior Secured Notes due 2020 (the “Registration Rights Agreement”). Upon the terms and subject to the conditions of the Registration Rights Agreement, Titan agreed to offer to exchange the Senior Secured Notes due 2020 pursuant to a registration statement effective within 270 days of issuance for a new issue of substantially identical debt securities registered under the Securities Act of 1933, as amended. Under certain circumstances, Titan also may be obligated under the Registration Rights Agreement to file a shelf registration statement with respect to the Senior Secured Notes due 2020.

The foregoing description is not complete and is qualified in its entirety by the Registration Rights Agreement, which is filed herewith as Exhibit 4.2 and incorporated herein by this reference.

Second Supplemental Indenture and Discharge Supplemental Indenture for 7.875% Senior Secured Notes due 2017

The consent deadline with respect to Titan’s previously disclosed cash tender offer and consent solicitation for any and all of its outstanding 7.875% Senior Secured Notes due 2017 (the “Senior Secured Notes due 2017”) occurred on October 4, 2013 at 5:00 p.m., New York City time (the “Consent Deadline”). As of the Consent Deadline, Titan received sufficient consents from holders of the outstanding Senior Secured Notes due 2017 to release the collateral described below and to effect certain proposed amendments to the Indenture, dated October 1, 2010 (as supplemented by the first supplemental indenture dated March 11, 2013, the “2017 Senior Secured Notes Indenture”), among Titan, the Guarantors, the Trustee and the Collateral Trustee, under which the Senior Secured Notes due 2017 were issued. On October 7, 2013, Titan entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to eliminate substantially all of the restrictive covenants, certain affirmative covenants, and certain events of default from the 2017 Senior Secured Notes Indenture. The Second Supplemental Indenture became effective on October 7, 2013.

On October 7, 2013, Titan also entered into the Discharge Supplemental Indenture (the “Discharge Supplemental Indenture”) to the 2017 Senior Secured Notes Indenture. The Discharge Supplemental Indenture amended the 2017 Senior Secured Indenture to eliminate substantially all of the covenants and events of default relating to the collateral securing the Senior Secured Notes due 2017, which consists of Titan’s fee title, right and interest in and to the real estate on and buildings in which its manufacturing facilities are located, in Des Moines, Iowa; Freeport, Illinois; Quincy, Illinois; and Bryan, Ohio. The Discharge Supplemental Indenture became effective on October 7, 2013.

The foregoing description is not complete and is qualified in its entirety by the Second Supplemental Indenture and the Discharge Supplemental Indenture, which are filed herewith as Exhibit 4.3 and Exhibit 4.4, respectively, and incorporated herein by this reference.

Redemption of 7.875% Senior Secured Notes due 2017

On October 7, 2013, Titan called for redemption all of the Senior Secured Notes due 2017 that are not validly tendered by the expiration of the tender offer at 12:00 midnight, New York City time, on October 21, 2013. The 2017 Notes will be redeemed on November 6, 2013.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 under the heading “Redemption of 7.875% Senior Secured Notes due 2017” is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 under the heading “Second Supplemental Indenture and Discharge Supplemental Indenture for 7.875% Senior Secured Notes due 2017” is incorporated herein by reference.

Item 8.01 Other Events.

On October 7, 2013, Titan issued a press release announcing the closing of its private placement of the Senior Secured Notes due 2020. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On October 7, 2013, Titan issued a press release announcing the early settlement of Titan’s tender offer to purchase for cash any and all of the Senior Secured Notes due 2017 and Titan’s call for redemption of the Senior Secured Notes due 2017 not validly tendered by the expiration of the tender offer at 12:00 midnight, New York City time, on October 21, 2013. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
4.1    Indenture, dated as of October 7, 2013, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
4.2    Registration Rights Agreement, dated as of October 7, 2013, among, Titan, the Guarantors named therein, Goldman Sachs & Co. and Jefferies LLC, as representatives of the initial purchasers of the Senior Secured Notes due 2020.
4.3    Second Supplemental Indenture, dated as of October 7, 2013, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
4.4    Discharge Supplemental Indenture, dated as of October 7, 2013, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
99.1    Titan’s press release dated October 7, 2013 announcing the closing of its private placement of the Senior Secured Notes due 2020.
99.2    Titan’s press release dated October 7, 2013 announcing the early settlement of Titan’s tender offer and Titan’s call for redemption of the Senior Secured Notes due 2017 not validly tendered by the expiration of the tender offer at 12:00 midnight, New York City time, on October 21, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	October 7, 2013	By:	/s/ Paul G. Reitz
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of October 7, 2013, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
4.2
Registration Rights Agreement, dated as of October 7, 2013, among, Titan, the Guarantors named therein, Goldman Sachs & Co. and Jefferies LLC, as representatives of the initial purchasers of the Senior Secured Notes due 2020.

4.3	Second Supplemental Indenture, dated as of October 7, 2013, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
4.4	Discharge Supplemental Indenture, dated as of October 7, 2013, among Titan, the Guarantors named therein, the Trustee and the Collateral Trustee.
99.1	Titan’s press release dated October 7, 2013 announcing the closing of its private placement of the Senior Secured Notes due 2020.
99.2
Titan’s press release dated October 7, 2013 announcing the early settlement of Titan’s tender offer and Titan’s call for redemption of the Senior Secured Notes due 2017 not validly tendered by the expiration of the tender offer at 12:00 midnight, New York City time, on October 21, 2013.